Exhibit-99.(A)(1)(II)

                              LETTER OF TRANSMITTAL

                              TO OFFER TO EXCHANGE

            2 1/2% CONTINGENT CONVERTIBLE SUBORDINATED NOTES DUE 2008
                           FOR ANY AND ALL OUTSTANDING
            2 1/2% CONTINGENT CONVERTIBLE SUBORDINATED NOTES DUE 2008
                                       OF
                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

              Pursuant to the Offer to Exchange Dated July 17, 2006

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 14, 2006, UNLESS EXTENDED BY US (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                                  DELIVERY TO:

           WELLS FARGO BANK, NATIONAL ASSOCIATION, THE EXCHANGE AGENT
                                       OR
                         CALL TOLL FREE: (800) 344-5128

    BY REGISTERED AND          BY OVERNIGHT COURIER
      CERTIFIED MAIL             OR REGULAR MAIL:           BY HAND DELIVERY
  Wells Fargo Bank, N.A.      Wells Fargo Bank, N.A.     Wells Fargo Bank, N.A.
Corporate Trust Operations  Corporate Trust Operations  Corporate Trust Services
      MAC N9303-121                MAC N9303-121          608 2nd Avenue South
      P.O. Box 1517           6th & Marquette Avenue   Northstar East Building -
                                                               12th Floor
  Minneapolis, MN 55480        Minneapolis, MN 55479     Minneapolis, MN 55402


                                  BY FACSIMILE:

                        (For Eligible Institutions Only)

                                 (612) 667-6282

                      Attention: Bondholder Communications

              Confirm by Receipt of Facsimile Only: (800) 344-5128

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. IF A DELIVERY IS MADE TO INTEGRA LIFESCIENCES HOLDINGS CORPORATION, IT WILL NOT BE FORWARDED TO THE EXCHANGE AGENT AND THEREFORE SUCH DELIVERY WILL NOT CONSTITUTE A VALID DELIVERY.

        BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

        The undersigned acknowledges that he or she has received and reviewed the Offer to Exchange, dated July 17, 2006 (as amended or supplemented from time to time, the "Offer to Exchange"), of Integra LifeSciences Holdings Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Offer") (i) to exchange: $1,000 in principal amount of 2 1/2% Contingent Convertible Subordinated Notes due 2008 (the "New Notes") and (ii) a one time cash payment (an "Exchange Fee") equal to $2.50 for each $1,000 in principal amount of our outstanding 2 1/2% Contingent Convertible Subordinated Notes due 2008 (the "Old Notes" and together with the New Notes, the "Notes") held by the registered holders thereof (the "Holders").

        The undersigned hereby tenders the Old Notes described in the box entitled "Description of Old Notes" below pursuant to the terms and conditions described in the Offer to Exchange and this Letter of Transmittal. The undersigned is the registered holder of all the Old Notes (the "Holder") and the undersigned represents that it has received from each beneficial owner of Old Notes (the "Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder from Beneficial Owner with respect to the Offer" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

        In order to tender Old Notes in the Offer, you must BOTH:

               1. (A) tender your Old Notes by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") such that the Old Notes are received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date according to the procedures set forth in the section titled "The Offer to Exchange--Procedures for Tendering Old Notes," in the Offer to Exchange and the instructions in this Letter of Transmittal, or

               (B) tender your Old Notes according to the guaranteed delivery procedures set forth in the section titled "The Offer to Exchange--Guaranteed Delivery Procedures," in the Offer to Exchange and the instructions in this Letter of Transmittal, if you are unable to deliver confirmation of the book-entry tender of your Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date, AND

               2. submit a properly completed Letter of Transmittal to the Exchange Agent by mail or facsimile so that it is received by the Exchange Agent at the address set forth on the cover of this Letter of Transmittal prior to 5:00 P.M., New York City time, on the Expiration Date. You need not submit this Letter of Transmittal if, in accordance with DTC's Automatic Tender Offer Program ("ATOP"), DTC will send an agent's message ("Agent's Message") stating that DTC has received an express acknowledgment from you that you will be bound by the terms and conditions hereof as if you had completed, executed and delivered this Letter of Transmittal. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

        List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the information required below should be listed and attached on a separate signed schedule. Tenders of Old Notes will be accepted only in denominations of $1,000 and multiples thereof.

--------------------------------------------------------------------------------
                            DESCRIPTION OF OLD NOTES
--------------------------------------------------------------------------------

                           NAME(S) AND ADDRESS(ES) OF
                          REGISTERED HOLDER(S) OR NAME
                             OF DTC PARTICIPANT AND
                                PARTICIPANT'S DTC

 ACCOUNT NUMBER IN WHICH OLD NOTES ARE HELD     AGGREGATE PRINCIPAL AMOUNT
         (PLEASE FILL IN, IF BLANK)        OF OLD NOTES PRESENTLY HELD TENDERED*
--------------------------------------------------------------------------------
                                      TOTAL
--------------------------------------------------------------------------------

* Unless otherwise specified above, all Old Notes held for the account of the undersigned will be tendered.


[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
-----------------------------------------------------
DTC Account Number:
-----------------------------------------------------
Transaction Code Number:
-----------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holders(s):
-----------------------------------------------------
Window Ticket Number (if any):
-----------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
-----------------------------------------------------
Name of Institution which Guaranteed Delivery:
-----------------------------------------------------

If guaranteed delivery is to be made by book-entry transfer, complete the following:

Name of Tendering Institution:
-----------------------------------------------------
DTC Account Number:
-----------------------------------------------------
Transaction Code Number:
-----------------------------------------------------

Please read the section tiled "The Offer to Exchange--Conditions to the Offer," in the Offer to Exchange.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN (10)
    ADDITIONAL COPIES OF THE OFFER TO EXCHANGE.

Name:
-----------------------------------------------------
Address:
-----------------------------------------------------

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes and an Exchange Fee for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of
Section 10 of the Securities Act of 1933, as amended (the "Securities Act") in connection with any resale of such New Notes; however, by so acknowledging and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive New Notes and an Exchange Fee, it represents that the Old Notes to be exchanged for the New Notes and an Exchange Fee were acquired as a result of market-making activities or other trading activities.

                       SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Offer set forth in the Offer to Exchange, receipt of which is hereby acknowledged, and this Letter of Transmittal, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby in accordance with the terms and conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Notes with full knowledge that the Exchange Agent also acts as an agent for the Company, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Offer to Exchange, to deliver Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes and an Exchange Fee to be issued in exchange for such Old Notes, present such Old Notes for transfer, and transfer the Old Notes on the books of the Company and receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Offer.

        The undersigned hereby covenants, represents and warrants that:

            1. the undersigned is the holder of the Old Notes tendered for exchange hereby;

            2. the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby, and to acquire New Notes and an Exchange Fee issuable upon the exchange of such tendered Old Notes;

            3. when the Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Old Notes, and not subject to any adverse claim or right when the same are accepted by the Company;

            4. any New Notes and Exchange Fee acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned;

            5. neither the Holder of such Old Notes nor any such other person is an "affiliate" of the Company, as defined in Rule 405 under the Securities Act;

            6. the undersigned has read all of the terms and conditions of the Offer and agrees that tenders of Old Notes pursuant to any of the procedures described in the accompanying instructions will constitute the undersigned's acceptance of the terms and conditions of the Offer; and

            7. the undersigned has a "net long position," within the meaning of Rule 14e 4 promulgated under the Securities Exchange Act of 1934, as amended, ("Rule 14e-4") in the Old Notes or equivalent securities at least equal to the Old Notes being tendered, and the tender of the Old Notes complies with Rule 14e-4.

        The undersigned acknowledges that this Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC") as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company of the Old Notes or the New Notes, within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business, such holders are not holding any Old Notes that have the status of, or are reasonably likely to have the status of, an unsold allotment in the initial offering, and such Holders have no arrangement with any person to participate in the distribution of such New Notes. However, the SEC has not considered the Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes and an Exchange Fee for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned understands that acceptance of tendered Old Notes by the Company for exchange will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. In all cases in which a participant elects to accept the Offer by transmitting an express acknowledgement in accordance with the ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Offer to Exchange, the Company may not be required to accept for exchange any of the Old Notes tendered thereby.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby. The undersigned agrees that it (and any beneficial owner(s) on whose behalf it is acting) will not sell, pledge, hypothecate or otherwise encumber or transfer any Old Notes tendered thereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect.

        For purposes of the Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes (or defectively tendered Old Notes which defect the Company has, or has caused to be, waived) if and when the Company gives oral or written notice thereof to the Exchange Agent. This tender may be withdrawn only in accordance with the procedures set forth in the section titled "The Offer to Exchange--Withdrawal of Tenders," in the Offer to Exchange.

        All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the New Notes and Exchange Fee to the account indicated above maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions" below, please deliver the New Notes and pay the Exchange Fee to the account indicated above maintained at DTC. Any Old Notes not exchanged or not accepted for exchange will be credited to the account indicated above maintained at DTC promptly following the expiration or termination of the Offer.

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 2 AND 3)

        To be completed ONLY if the New Notes are to be issued and Exchange Fee is to be paid in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

Issue New Notes and pay Exchange Fee to:

Name(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
                   (U.S. HOLDERS COMPLETE SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------
          (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 2 AND 3)

        To be completed ONLY if the New Notes are to be delivered and Exchange Fee is to be paid to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Deliver New Notes and pay Exchange Fee to:

Name(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
                   (U.S. HOLDERS COMPLETE SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------
          (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)

                    PLEASE SIGN HERE TO TENDER YOUR OLD NOTES

                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
         (U.S. Holders COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

--------------------------------------- ----------------------------------------
                DATE                         AREA CODE AND TELEPHONE NUMBER


        If a Holder is tendering any Old Notes, this Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. SEE INSTRUCTION 2.

Names(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity or Title:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               (INCLUDE ZIP CODE)
                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 2)

Signature(s) Guaranteed by
an Eligible Institution:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                     (TITLE)

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

--------------------------------------- ----------------------------------------
                DATE                         AREA CODE AND TELEPHONE NUMBER

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF, OR AN ELECTRONIC CONFIRMATION PURSUANT TO DTC'S ATOP SYSTEM (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1. DELIVERY OF THIS LETTER OF TRANSMITTAL; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal, or an electronic confirmation pursuant to DTC's ATOP system, is to be completed by Holders of Old Notes for tenders that are made pursuant to the procedures for delivery by book-entry transfer set forth in the section titled "The Offer to Exchange--Procedures for Tendering Old Notes" in the Offer to Exchange. Book-Entry Confirmation as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof), or an electronic confirmation pursuant to DTC's ATOP system, and any other required documents, including any required signature guarantees, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. The book-entry transfer of Old Notes must be accompanied by an agent's message (an "Agent's Message") confirming that DTC has received express acknowledgment from the Holder that such Holder agrees to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such Holder. Electronic confirmation pursuant to DTC's ATOP system must also include an express acknowledgment (an "Express Acknowledgment") by the Holder that such Holder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such Holder. Old Notes tendered hereby must be in denominations of $1,000 principal amount or any integral multiples thereof.

        Holders who wish to tender their Old Notes and who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the section titled "The Offer to Exchange--Guaranteed Delivery Procedures," in the Offer to Exchange. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof), or an electronic confirmation pursuant to DTC's ATOP system, and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three (3) New York Stock Exchange, Inc. ("NYSE") trading days after the Expiration Date, a Book-Entry Confirmation and any other documents requested by this Letter of Transmittal, including any signature guarantees, an Agent's Message in the case of a book-entry transfer or an Express Acknowledgment in the case of a transfer through the ATOP system, will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a Book-Entry Confirmation and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three (3) NYSE trading days after the Expiration Date.

        The delivery of the Old Notes and all other required documents will be deemed made only when confirmed by the Exchange Agent. The method of delivery of this Letter of Transmittal and all other required documents is at the election and risk of the tendering Holder. If such delivery is by mail, it is recommended that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or other documents should be sent to the Company.

        See the section titled "The Offer to Exchange," in the Offer to Exchange.

        2. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Old Notes in the DTC system without any change whatsoever.

        If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

        If any tendered Old Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations. When this Letter of Transmittal is signed by the registered Holder or Holders of the Old Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the New Notes are to be issued and an Exchange Fee is to be paid to a person other than the registered Holder, then separate bond powers are required.

        If this Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

        Signatures on bond powers required by this Instruction 2 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

        Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered:

                (i) by a registered Holder of Old Notes (including any participant in the DTC system whose name appears on a security position listing as the Holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or

                (ii)    for the account of an Eligible Institution.

        3. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes are to be issued and the Exchange Fee is to be paid in the name of a person other than the signer of this Letter of Transmittal, or if New Notes and the Exchange Fee are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Old Notes not exchanged will be returned by crediting the account maintained at DTC specified herein. See Instruction 10.

        In the case of issuance in a different name, separate bond powers with a guaranteed signature is required and the employer identification or social security number of the person named must also be indicated.

        4. IMPORTANT TAX INFORMATION AND SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a Holder (other than certain exempt Holders) who tenders Old Notes and receives New Notes in the exchange may be subject to backup withholding at the current applicable rate on payments with respect to the New Notes, and any Exchange Fee received by such Holder in the exchange. To avoid backup withholding, each tendering U.S. Holder not otherwise exempt from backup withholding must provide its taxpayer identification number ("TIN") and certify that such number is correct. Accordingly, each tendering U.S. Holder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal, unless such Holder otherwise establishes to the satisfaction of the Exchange Agent that such Holder is not subject to backup withholding. U.S. Holders that have applied for a TIN, or intend to apply for a TIN, must check the applicable box on the Substitute Form W-9 and sign the applicable certification. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

        Certain U.S. Holders (including, among others, all corporations) are exempt from backup withholding. For a non-U.S. Holder to avoid backup withholding, such holder must submit to the Exchange Agent a properly completed IRS Form W-8BEN or W-8ECI, as applicable, signed under penalty of perjury, attesting to the Holder's foreign status. Such forms are available from the Exchange Agent and at WWW.IRS.GOV.

        For these purposes, a "U.S. Holder" is any beneficial owner that for U.S. federal income tax purposes is (i) a citizen or resident of the United States, (ii) a corporation or partnership (or other entity taxed as a corporation or partnership) created or organized under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust that (A) is subject to the primary supervision of a U.S. court and the control of one or more U.S. persons or (B) has validly elected to be treated as a U.S. person for U.S. federal income tax purposes.

        FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        5. WITHHOLDING ON CERTAIN FOREIGN HOLDERS. Under U.S. federal income tax law, a non-U.S. Holder who tenders Old Notes and receives New Notes in the exchange will be subject to a 30% withholding tax on certain payments under the New Notes, including any Exchange Fee received by such Holder in the exchange, unless the Exchange Agent determines that a reduced rate of withholding applies pursuant to a tax treaty or that such payments are exempt from withholding because such payments are effectively connected with the non-U.S. Holder's conduct of a U.S. trade or business. To establish the application of a reduced treaty rate, prior to payment, a non-U.S. Holder must provide the Exchange Agent a properly completed and executed IRS Form W-8BEN. To establish an exemption from withholding because payments on the New Notes are effectively connected with the conduct of a U.S. trade or business, a non-U.S. Holder must provide the Exchange Agent a properly completed and executed IRS Form W-8ECI. The Exchange Agent will determine a non-U.S. Holder's eligibility for a reduced rate of, or an exemption from, withholding based on these forms unless facts and circumstances indicate that such reliance is not warranted. A non-U.S. Holder that does not qualify for the benefits of a tax treaty and for whom payments on the New Notes are not treated as effectively connected with a trade or business should nevertheless provide an IRS Form W-8BEN to establish its non-U.S. holder status in order to avoid backup withholding and withholding on certain payments of interest on the New Notes.

        For these purposes, a "non-U.S. Holder" is any beneficial owner that for U.S. federal income tax purposes is not a U.S. Holder.

        NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF U.S. FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A REDUCED RATE OF WITHHOLDING OR A WITHHOLDING EXEMPTION.

        6. TRANSFER TAXES. The Company will pay all transfer taxes., if any, applicable to the transfer of Old Notes to it or its order pursuant to the Offer. If, however, New Notes are to be registered or issued in the name of any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, no New Notes will be issued until such evidence is received by the Exchange Agent.

        7. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive or amend, in its discretion, in whole or in part, at any time prior to 5:00 P.M., New York City time, on the Expiration Date, satisfaction of any or all conditions enumerated in the Offer to Exchange, which may result in an extension of the period of time for which the Offer is kept open.

        8. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal (or an Agent's Message in lieu thereof), shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

        The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or to not accept any particular Old Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Offer as to any particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Old Notes in the Offer). The interpretation of the terms and conditions of the Offer as to any particular Old Notes either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

        9. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange on the form entitled "Description of Old Notes," as more filly described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate for the remainder of the principal amount of the Old Notes, will be sent to the Holders unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Offer.

        10. WITHDRAWAL OF TENDERS. Tenders of Old Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date. A valid withdrawal of tendered Old Notes on or prior to the Expiration Date shall be deemed a valid revocation of the tender of the Old Notes. Tenders of any Old Notes will automatically be withdrawn if the Offer is terminated without any such Old Notes being exchanged as provided in the Offer to Exchange. In the event of termination of the Offer, the Old Notes tendered pursuant to such Offer will be returned to the tendering Holder promptly.

        For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above or, in the case of Eligible Institutions, at the facsimile number above, prior to 5:00 P.M., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) in the case of a tender by book-entry transfer, specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility, (iii) contain a statement that such Holder is withdrawing his election to have such Old Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender, and (v) specify the principal amount of Old Notes to be withdrawn, if not all of the Old Notes tendered by the Holder. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Offer and no New Notes will be issued nor Exchange Fees paid with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth in the section titled "The Offer to Exchange--Procedures for Tendering Old Notes," in the Offer to Exchange, and such Old Notes will be credited to the account specified herein maintained with DTC for the Old Notes as soon as practicable after withdrawal, rejection of tender or termination of the Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time prior to 5:00 P.M., New York City time, on the Expiration Date.

        Any attempted withdrawal of previously tendered Old Notes other than in accordance with the provisions described above and in the Offer to Exchange will not constitute a valid withdrawal of such tender.

        All questions as to form and validity (including time of receipt) of any delivery or revocation of a tender will be determined by the Company, in its sole discretion, which determination will be final and binding. None of the Company, the Exchange Agent, the trustee or any other person will be under any duty to give notification of any defect or irregularity in any delivery or revocation of a tender or incur any liability for failure to give any such notification.

        11. MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated herein for further instructions.

        12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Old Notes and requests for assistance may be directed to Georgeson Inc. (the "Information Agent") at the address and telephone number set forth herein. Requests for additional copies of the Offer to Exchange and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Information Agent or from your broker, dealer, commercial bank, trust company or other nominee.

                  TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS

                               (SEE INSTRUCTION 4)

--------------------------------------------------------------------------------
              PAYER'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------

                                                               Social Security
                                                                  Number OR
                     PART 1 -- PLEASE PROVIDE YOUR TIN             Employer
     SUBSTITUTE      IN THE BOX AT RIGHT AND CERTIFY BY        Identification
      FORM W-9       SIGNING AND DATING BELOW.                     Number:
                     -----------------------------------------------------------

 DEPARTMENT OF THE   PART 2 -- CERTIFICATION --                 PART 3 --
      TREASURY                                                Awaiting TIN [ ]
  INTERNAL REVENUE
      SERVICE

                     Under Penalties of Perjury, I certify
                     that:

                     (1) The number shown on this form is my
                     correct taxpayer identification number
                     (or I am waiting for a number to be
                     issued to me);

                     (2)  I am not subject to backup
                     withholding because:

                         (a) I am exempt from backup
                     withholding;

                         (b) I have not been notified by the
                     Internal Revenue Service (the "IRS")
                     that I am subject to backup withholding
                     as a result of failure to report all
                     interest or dividends; or

                         (c) the IRS has notified me that I
                     am no longer subject to backup
                     withholding;

                     (3) I am a U.S. person (including U.S.
                     resident alien); and

                     (4) Any other information provided on
                     this form is true and correct.

                     -----------------------------------------------------------

PAYER'S REQUEST FOR  CERTIFICATION INSTRUCTIONS -- You must cross out item
      TAXPAYER       (2) in Part 2 if you have been notified by the IRS
   IDENTIFICATION    that you currently are subject to backup withholding
  NUMBER (TIN) AND   because of underreporting interest or dividends on
   CERTIFICATION     your tax return.  If you have been notified by the
                     IRS that you are no longer subject to such withholding, do not cross out item (2).

                     Signature:
                     -----------------------------------------------------------

                     Name:
                     -----------------------------------------------------------

                     (PLEASE PRINT)
                     -----------------------------------------------------------

                     Date:
                     -----------------------------------------------------------

                     Address:
                     -----------------------------------------------------------

                     City:
                     -----------------------------------------------------------

                     State:
                     -----------------------------------------------------------

                     Zip Code:
                     -----------------------------------------------------------

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX

                        IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center of Social Security Administration Office or (b) I intend to mail or deliver an application soon. I understand that if I do not provide a taxpayer identification number by the time of the exchange, a portion of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature:                              Date:
--------------------------------------- ----------------------------------------

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER -- Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------------------------
      FOR THIS TYPE OF ACCOUNT:                         GIVE THE
                                                    SOCIAL SECURITY
                                                       NUMBER OF:
--------------------------------------------------------------------------------
1.  An individual                        The individual

2.  Two or more individuals (joint       The actual owner of the account or,
    account)                             if combined funds, the first
                                         individual on the account(1)

3.  Custodian account of a minor         The minor(2)
    (Uniform Gift to Minors Act)

4.  a.  The usual revocable savings      The grantor-trustee(1)
    trust (grantor is also trustee)

    b.  So-called trust account that     The actual owner(1)
    is not a legal or valid trust
    under state law

5.  Sole proprietorship or               The owner((3))
    single-owner LLC

--------------------------------------------------------------------------------
       For this type of account:           Give the EMPLOYER IDENTIFICATION
                                                      NUMBER of:
--------------------------------------------------------------------------------
6.  Sole proprietorship or single-owner  The owner((3))
    LLC

7.  A valid trust, estate or pension     The legal entity((4))
    trust

8.  Corporate or LLC electing            The corporation
    corporate status on Form 8832

9.  Association, club, religious,        The organization
    charitable, educational, or other
    tax-exempt organization

10. Partnership or multi-member LLC      The partnership

11. A broker or registered nominee       The broker or nominee

12. Account with the Department of       The public entity
    Agriculture in the name of a
    public entity (such as a state
    or local government, school
    district, or prison) that receives
    agricultural program payments

--------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name and you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.

(4) List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                          NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

    o An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

    o The United States, a state thereof, the District of Columbia or a possession of the United States, or a political subdivision or agency or instrumentality of any the foregoing.

    o   An international organization or any agency or instrumentality thereof.
        o A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

    o   A corporation.

    o   A financial institution.

    o A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

    o   A real estate investment trust.

    o   A common trust fund operated by a bank under Section 584(a).

    o An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

    o   A middleman known in the investment community as a nominee or custodian.

    o A futures commission merchant registered with the Commodity Futures Trading Commission.

    o   A foreign central bank of issue.

    o A trust exempt from tax under Section 664 or a non-exempt trust described in a Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

    o   Payments to nonresident aliens subject to withholding under Section
        1441.

    o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

    o   Payments of patronage dividends not paid in money.

    o   Payments made by certain foreign organizations.

    o   Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

    o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

    o Payments of tax exempt interest (including exempt-interest dividends under Section 852).

    o   Payments described in Section 6049(b)(5) to nonresident aliens.

    o   Payments on tax-free covenant bonds under Section 1451.

    o   Payments made by certain foreign organizations.

    o   Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" IN PART 3 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

CERTAIN PAYMENTS OTHER THAN INTEREST, DIVIDENDS, AND PATRONAGE DIVIDENDS, WHICH ARE NOT SUBJECT TO INFORMATION REPORTING ARE ALSO NOT SUBJECT TO BACKUP WITHHOLDING. FOR DETAILS, SEE SECTIONS 6041, 6041A, 6042, 6044, 6045, 6050A AND 6050N AND THEIR REGULATIONS.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBERS. -- If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

                   FOR ADDITIONAL INFORMATION CONTACT YOUR TAX

                   CONSULTANT OR THE INTERNAL REVENUE SERVICE

                     THE INFORMATION AGENT FOR THE OFFER IS:

                                 Georgeson Inc.

                          17 State Street - 10th Floor
                               New York, NY 10004
                     Banks and Brokers Call: (212) 440-9800
                                       or
                    All Others Call Toll Free: (866) 482-4943

Any questions regarding the Offer or requests for additional copies of the Offer to Exchange or the Letter of Transmittal may be directed to the Information Agent at the address and telephone number set forth above.